Summary Prospectus – May 1, 2023
JNL Multi-Manager Mid Cap Fund
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated May 1, 2023, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is long-term total return.
Expenses.  This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.62%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.15%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	1.08%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.62%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.78%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL Multi-Manager Mid Cap Fund Class A
1 year	3 years	5 years	10 years
$110	$343	$595	$1,317

JNL Multi-Manager Mid Cap Fund Class I
1 year	3 years	5 years	10 years
$80	$249	$433	$966

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2022 - 12/31/2022	45%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of mid-capitalization growth and value strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.
Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.
Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.
Champlain Mid Cap Strategy
Champlain Investment Partners, LLC (“Champlain”) invests mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Champlain defines a medium-sized company as having a market capitalization within the market cap range of the Russell Mid Cap Index as of the index’s most recent annual reconstitution, or is a constituent of the Russell Mid Cap or S&P 400 Indices, at the time of initial purchase.
ClearBridge Mid Cap Strategy
ClearBridge Investments, LLC (“ClearBridge”) invests in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The ClearBridge Mid Cap Strategy may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The ClearBridge Mid Cap Strategy may also invest up to 25% of its net assets in securities of foreign issuers.
Kayne Anderson Rudnick Mid Cap Sustainable Growth Strategy

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) constructs the Mid Cap Sustainable Growth Strategy by investing in a select group of medium market capitalization growth companies that KAR believes to be undervalued relative to their future growth potential. The investment strategy emphasizes companies KAR believes to have a sustainable competitive advantage, which in KAR’s view are companies that exhibit a number of traits, including but not limited to: strong management, low financial risk, and the ability to grow over multiple market cycles. Although the Kayne Anderson Rudnick Mid Cap Sustainable Growth Strategy invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.
KAR considers medium market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the Russell Midcap Growth® Index on a rolling three-year basis.

Nuance Mid Cap Value Strategy
Nuance Investments, LLC (“Nuance”) primarily invests in securities of medium-capitalization companies. Nuance defines mid-capitalization companies as companies within the range of the Russell Midcap® Index, as determined by averaging the smallest and largest members’ month end market capitalization over the last 12 months. The Nuance Mid Cap Value Strategy invests in equities, including depository receipts, of companies organized or traded in the United States that Nuance believes are high quality, though temporarily out of favor. The Nuance Mid Cap Value Strategy's investments may also include preferred or convertible preferred stocks. Although the Nuance Mid Cap Value Strategy will invest primarily in U.S. companies, the Nuance Mid Cap Value Strategy may invest up to 15% of its assets in non-U.S. companies that are classified as “developed”. The Sub-Adviser maintains a list of developed countries in which the Nuance Mid Cap Value Strategy may invest. Please refer to the statutory prospectus for a list of developed countries.
Victory Sycamore Mid Cap Strategy
Victory Capital Management Inc., through its investment franchise, Sycamore Capital, (“Victory Capital”) invests in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Value Index. The Victory Sycamore Mid Cap Strategy may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (“ADRs” and “GDRs”).
Victory Capital invests in companies that it believes to be high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. Victory Capital may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.
As of December 31, 2022, the Russell MidCap® Value Index included companies with approximate market capitalizations between $656.7 million and $52.8 billion. The size of companies in the index changes with market conditions and the composition of the index.
JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.
JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.
The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
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Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

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Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

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Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

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Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of un-sponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.   Depositary receipts involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
Annual Total Returns as of December 31

Class A
Best Quarter (ended 6/30/2020): 21.99%; Worst Quarter (ended 3/31/2020): -25.02%

Annual Total Returns as of December 31

Class I
Best Quarter (ended 6/30/2020): 22.08%; Worst Quarter (ended 3/31/2020): -24.93%

Average Annual Total Returns as of 12/31/2022
	1 year	5 year	Life of Fund (September 19, 2016)
JNL Multi-Manager Mid Cap Fund (Class A)	-16.44%	7.62%	9.69%
Morningstar U.S. Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	-16.06%	8.11%	10.43%

Average Annual Total Returns as of 12/31/2022
	1 year	5 year	Life of Class (September 25, 2017)
JNL Multi-Manager Mid Cap Fund (Class I)	-16.18%	7.94%	8.78%
Morningstar U.S. Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	-16.06%	8.11%	9.20%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)
Sub-Advisers:
Champlain Investment Partners, LLC ("Champlain")
ClearBridge Investments, LLC ("ClearBridge")
Kayne Anderson Rudnick Investment Management, LLC ("KAR")
Nuance Investments, LLC (“Nuance”)
Victory Capital Management Inc. ("Victory Capital")
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2016	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2016	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2016	Assistant Vice President and Portfolio Manager, JNAM
Scott Brayman, CFA	September 2016	Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner, Champlain
Corey Bronner, CFA	April 2018	Deputy Chief Investment Officer of Small and Mid Cap Strategies and Partner, Champlain
Joseph Caligiuri, CFA	April 2018	Deputy Chief Investment Officer of Small and Mid Cap Strategies and Partner, Champlain
Joseph Farley	April 2018	Senior Member of the Investment Team and Partner, Champlain
Robert D. Hallisey	April 2020	Senior Member of the Investment Team and Partner, Champlain
Jacqueline Williams, CFA	April 2022	Senior Member of the Investment Team and Partner, Champlain
Brian Angerame	September 2016	Portfolio Manager, ClearBridge
Matthew Lilling, CFA	June 2020	Portfolio Manager, ClearBridge
Douglas S. Foreman, CFA	April 2022	Chief Investment Officer and Portfolio Manager, KAR
Chris Armbruster, CFA	April 2022	Portfolio Manager and Senior Research Analyst, KAR
Scott A. Moore, CFA	April 2020	President and Co-Chief Investment Officer, Nuance
Chad Baumler, CFA	April 2020	Vice President and Co-Chief Investment Officer, Nuance
Darren Schryer, CFA, CPA	April 2020	Portfolio Manager, Nuance
Jack Meurer, CFA	May 2023	Associate Portfolio Manager, Nuance
Gary H. Miller	September 2016	Chief Investment Officer and Lead Manager, Victory Capital/Sycamore Capital
Jeffrey M. Graff, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
Gregory M. Conners	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
James M. Albers, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
Michael F. Rodarte, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.